UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported):

May 29, 2003

OPTIO SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Georgia	333-89181	58-1435435
State of Other Jurisdiction of Incorporation	(Commission File Number)	I.R.S. Employer Identification Number

Windward Fairways II, 3015 Windward Plaza

Alpharetta, Georgia 30005

(Address of principal executive offices) (Zip Code)

(770) 576-3500

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

ITEM 7. Financial Statements and Exhibits

(c) The following exhibit is furnished with this document:

Number	Exhibit
99.1	Press Release issued by Optio Software dated May 29, 2003.

ITEM 9. Regulation FD Disclosure

The information in this item is being furnished to, but not filed with, the Securities and Exchange Commission solely under Item 12 of Form 8-K, “Results of Operations and Financial Condition,” pursuant to interim procedures promulgated by the Securities and Exchange Commission in Release 33-8216 issued March 27, 2003.

On May 29, 2003, the registrant issued a press release to report results for its first quarter ended April 30, 2003. This press release is furnished as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Optio Software, Inc.

Date: June 2, 2003	By:	/s/ C. WAYNE CAPE
C. Wayne Cape President and Chief Executive Officer